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                                  EXHIBIT 16

                               POWER OF ATTORNEYS
                               ------------------

     KNOW ALL MEN BY THESE PRESENTS, that each of the persons whose name appears below, being a Trustee of GLOBAL FINANCIAL SERVICES MASTER TRUST (the "Trust"), hereby nominates, constitutes and appoints Terry K. Glenn, Michael J. Hennewinkel and Donald C. Burke (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, for him or her and on his or her behalf and in his or her place and stead in any and all capacities, to make, execute and sign all amendments and supplements to:

     (1) the Registration Statement of the Trust on Form N-8A under the Investment Company Act of 1940;

     (2) the Registration Statement of the Trust on Form N-1A under the Investment Company Act of 1940; and

     (3) the Registration Statement of MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC. (the "Fund") on Form N-1A under the Investment Company Act of 1940 and the Securities Act of 1933

and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the registration of the Trust or the Fund or over the offer and sale of interests of the Trust or of shares of common stock of the Fund, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as each of the undersigned himself or herself might or could do.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 9th day of September, 1999.


/s/ Terry K. Glenn
----------------------------
Terry K. Glenn, Trustee


/s/ Ronald W. Forbes
----------------------------
Ronald W. Forbes, Trustee


/s/ Cynthia A. Montgomery
----------------------------
Cynthia A. Montgomery, Trustee


/s/ Charles C. Reilly
----------------------------
Charles C. Reilly, Trustee


/s/ Kevin A. Ryan
----------------------------
Kevin A. Ryan, Trustee


/s/ Richard R. West
----------------------------
Richard R. West, Trustee


/s/ Arthur Zeikel
----------------------------
Arthur Zeikel, Trustee


/s/ Donald C. Burke
----------------------------
Donald C. Burke, Treasurer